[PEOPLES-SIDNEY FINANCIAL CORPORATION'S LOGO]





September 10, 1997




To Our Fellow Stockholders:

         On behalf of the Board of Directors and management of Peoples-Sidney Financial Corporation, I cordially invite you to attend the First Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 11:00 a.m. (Sidney, Ohio time), on October 10, 1997, at the Sidney Holiday Inn, State Route 47 and I-75, Sidney, Ohio.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the Meeting. We have also enclosed a copy of the Company's Annual Report to Stockholders. At the Meeting we will report on the Company's operations and outlook for the year ahead.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.





                                           Sincerely,


                                           /s/Douglas Stewart
                                           ------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129



                 NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 10, 1997




         Notice is hereby given that the First Annual Meeting of Stockholders (the "Meeting") of Peoples-Sidney Financial Corporation, ("Peoples-Sidney" or the "Company"), will be held at the Sidney Holiday Inn, State Route 47 and I-75, Sidney, Ohio 45365 on October 10, 1997 at 11:00 a.m., Sidney, Ohio time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of:

         1.       Electing two directors of the Company; and

         2. The ratification of the appointment of Crowe, Chizek & Company LLP as independent auditors for the Company for the year ended June 30, 1998; and

such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 25, 1997, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                             s/s Gary N. Fullenkamp
                                             ----------------------
                                             Gary N. Fullenkamp
                                             Corporate Secretary

Sidney, Ohio
September 10, 1997


    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                              101 East Court Street
                               Sidney, Ohio 45365
                                 (937) 492-6129


                      FIRST ANNUAL MEETING OF STOCKHOLDERS
                                October 10, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples-Sidney Financial Corporation ("Peoples-Sidney" or the "Company") of proxies to be used at the First Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sidney Holiday Inn, State Route 47 and I-75, Sidney, Ohio on October 10, 1997 at 11:00 a.m., Sidney, Ohio time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 10, 1997. Certain of the information provided herein relates to Peoples Federal Savings and Loan Association of Sidney ("Peoples Federal" or the "Association"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of Crowe, Chizek & Company LLP as the Company's auditors for the fiscal year ending June 30, 1998.

Vote Required and Proxy Information

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of the Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary N. Fullenkamp, Secretary, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio 45365.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on August 25, 1997, will be entitled to one vote for each share then held. As of that date, the Company had 1,785,375 shares of Common Stock issued and outstanding.

         The following table sets forth information regarding share ownership of the shares of Common Stock beneficially owned by all directors and executive officers as a group as of June 30, 1997. No person or entity is known to beneficially own more than five percent of the Company's Common Stock. For information regarding the beneficial ownership of Common Stock by directors and nominees of the Company, see "Proposal I - Election of Directors."

                                                              Shares        Percent
                                                           Beneficially        of
Name and Address of Beneficial Owner                          Owned          Class
- ------------------------------------                          -----          -----
All directors and executive officers of the Company
and the Association as a group (10 persons)                   158,749        8.89%

                       PROPOSAL I - ELECTION OF DIRECTORS

General

    The Company's Board of Directors consists of six members and is divided into three classes, with each class consisting of one-third of the Board. Approximately one-third of the directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

    The following table sets forth certain information, as of June 30, 1997, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.


                                                                                               Shares of
                                                                                             Common Stock    Percent
                                             Position(s) Held        Director    Term to     Beneficially      of
    Name                       Age(1)        in Peoples-Sidney        Since(2)   Expire         Owned         Class
    ----                       ------        -----------------        --------   ------         -----         -----
NOMINEES

Harry N. Faulkner                56        Director                     1979       2000           9,097         .51%

John W. Sargeant                 67        Director                     1987       2000          12,000         .67


DIRECTORS CONTINUING IN OFFICE

Douglas Stewart                  48        President, Chief Executive   1979       1998          22,050        1.24
                                           Officer and Director

James W. Kerber                  55        Director                     1990       1998          20,000        1.12

Richard T. Martin                57        Chairman of the Board        1987       1999          25,000        1.40

Robert W. Bertsch                72        Director                     1982       1999          20,000        1.12
- ------------------
(1) At June 30, 1997.

(2) Includes service as a director of the Association.

    The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Douglas Stewart. Mr. Stewart is the President and Chief Executive Officer of the Association, a position he has held since 1982. Mr. Stewart originally joined the Association in 1971 as a teller.

     Richard T. Martin. Mr. Martin was appointed as Chairman of the Board in November 1996. Mr. Martin is a certified public accountant and maintains a private practice of accounting and tax counseling. He also owns and operates a family farm.

     Robert W. Bertsch. Mr. Bertsch retired as treasurer of Peoples Federal in 1990 after 34 years of service.

     Harry N. Faulkner. Mr. Faulkner is a partner in the law firm of Faulkner, Garmhausen, Keister & Shenk LPA. Such firm has acted as counsel to the Association since 1979.

     James W. Kerber. Mr. Kerber is the owner of James W. Kerber CPA, a private practice accounting firm. He has been in private practice since 1968.

     John W. Sargeant. Mr. Sargeant is the part owner of Sidney Tool and Die Co., and BenSar Development, a warehouse provider.

Meetings and Committees of the Board of Directors

    Meetings and Committees of Peoples-Sidney. The Company's Board of Directors meets on a monthly basis. Since the Company was established in 1997, nine meetings were held for the fiscal year ended June 30, 1997. Nevertheless, during fiscal year 1997, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Company pays directors a fee of $500 per month, which is in addition to any fees payable to such persons for attendance at meetings of the Board of Directors of the Association.

     The Association. The Association's Board of Directors meets bi-monthly. Additional special meetings may be called by the President or the Board of Directors. The Board of Directors met 25 times during the year ended June 30, 1997. During fiscal year 1997, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Non-employee directors are paid an annual retainer of $12,000, plus a fee of $200 per Board of Directors meeting attended. Directors do not receive any additional compensation for committee meeting attendance. The Association has standing Executive, Audit, Investment, Personnel and Benefits, Nominating and Governance Committees.

    The Executive Committee is responsible for the review and approval of mortgage loans, consumer loans and any business arising between regularly scheduled board meetings. The committee is composed of Directors Kerber, Martin, Sargeant and Hoellrich, and Officers Stewart, David R. Fogt, Gary N. Fullenkamp and Steven R. Goins. During the fiscal year ended June 30, 1997, 27 meetings of the Executive Committee were held.

    The Audit Committee is comprised of Directors Martin (Chairman), Kerber and Sargeant. The Audit Committee contracts for the annual audit of the Association and meets with the audit firm to discuss findings. This committee met one time during fiscal year 1997.

    The Governance Committee's role is to provide evaluation of the directors and the Chief Executive Officer of the Association. The Committee also maintains continuing education of directors and the Chief Executive Officer. The committee met two times during fiscal 1997. The committee is comprised of Directors Bertsch, Faulkner and Kerber.

    The Investment Committee is responsible for reviewing and approving investments of the Association and setting investment strategies. The committee is composed of Directors Bertsch and Faulkner, and Officers Stewart and Fogt. The committee met 12 times during fiscal 1997.

    The Personnel and Benefits Committee meets to review salaries and the Association's benefit plans, and analysis and determines discretionary bonuses. This committee is comprised of Directors Faulkner (Chairman), Kerber and Martin. This committee met nine times during fiscal year 1997.

    The Nominating Committee is responsible for making nominations for members of the Board of Directors and is composed of those non-employee directors whose term is not expiring. While the committee will consider nominees nominated by other members in writing at least 10 days prior to the annual meeting, the committee has not actively solicited nominations nor established any procedures for this purpose. The committee held one meeting during fiscal 1997.

Executive Compensation

    The following table sets forth information concerning the compensation paid or granted to the Association and Company's Chief Executive Officer. No other executive officer of the Company had aggregate cash compensation exceeding $100,000.



                                                             SUMMARY COMPENSATION TABLE
                                           ----------------------------------------------------------------------------
                                           Annual Compensation                      Long Term Compensation
                                           --------------------------------  ------------------------------
                                                                                     Awards        Payouts
                                                                             --------------------  --------
          Name and           Fiscal Year                                     Restricted   Options            All Other
          Principal             Ended                          Other Annual    Stock      Shares     LTIP     Compen-
          Position            June 30(1)    Salary     Bonus   Compensation   Award(s)      (#)     Payouts   sation
          --------            ----------    ------     -----   ------------   --------      ---     -------   ------
Douglas Stewart                 1997       $105,848   $45,225      $---         ---        ---        ---    $30,211(2)
President and Chief Executive   1996         70,000    35,000       ---         ---        ---        ---     11,500(3)
Officer
- -------

(1) In accordance with the transitional provisions applicable to the rules on executive compensation disclosure adopted by the SEC, summary compensation information is excluded for the year ended June 30, 1995, as Peoples-Sidney was not a public company during such period.

(2) Represents an ESOP allocation of $28,704 and a contribution by the Company to Mr. Stewart's account through the Company's 401(k) plan of $1,507 at June 30, 1997.

(3) Includes pension costs under the Association's defined benefit plan which was terminated on January 31, 1997.

Employment Agreements and Severance Agreements

         The Association has entered into employment agreements with Douglas Stewart, President and Chief Executive Officer; David R. Fogt, Vice President of Operations and Financial Services; Gary N. Fullenkamp, Vice President of Mortgage Loans and Corporate Secretary; and Debra A. Geuy, Treasurer. The employment agreements are designed to assist the Association in maintaining a stable and competent management team. The continued success of the Association depends to a significant degree on the skills and competence of its officers. The employment agreements provide for an annual base salary in an amount not less than each employee's current salary. The initial term of Mr. Stewart's agreement will be three years and each of the other officers' agreements will be for one year. The agreements provide for extensions for a period of one year on each annual anniversary date, subject to review and approval of the extension by disinterested members of the Board of Directors of the Association. The agreements provide for termination upon each employee's death, termination of employment for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Association.

         The employment agreements provide for payment to each employee of his salary for the remainder of the term of the agreement, plus up to 299%, in the case of Mr. Stewart and 100% for each of the other officers, of the employee's base compensation, in the event there is a "change in control" of the Association and employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as (1) an event of a nature that (i) results in a change in control of the Association or the Company within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574; or (ii) would be required to be reported in response to Item 1 of the current report on Form 8-K, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");
(2) any person (as the term is used in Sections  13(d) and 14(d) of the Exchange
Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Association or the Company representing 20% or more of the Association's or the Company's outstanding securities; (3) individuals who are members of the board of directors of the Association or the Company cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of the contract whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (4) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Association or the Company or a similar transaction in which the Association or the Company is not the resulting entity would require the filing of an application for acquisition of control or notice of change in control. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         The Association has also entered into a change in control severance agreement with Assistant Vice President of Financial Services, Steven Goins. The agreement provides for an initial term of twelve months and for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The agreement provides for termination for cause or in certain events specified by OTS regulations.

         The agreement provides for a lump sum payment to the employee of 100% of his annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Association in the event there is a "change in control" of the Association where employment terminates involuntarily within 12 months of such change in control. This termination payment is subject to reduction to the extent non-deductible for federal income tax purposes. For the purposes of the agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock.

         Based on current salaries, if the employment of Messrs. Stewart, Fogt, Fullenkamp or Goins or Ms. Geuy had been terminated as of June 30, 1997, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $316,500, $50,000, $41,000, $41,000 and $32,500, respectively.

Benefit Plans

         General. Peoples Federal currently provides health care benefits to its employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

         Pension Plan. Prior to January 31, 1997, the Association maintained a defined benefit pension plan for the benefit of its employees. The pension plan was terminated as of January 31, 1997. The noncontributory pension plan covered all employees who met certain minimum service requirements. The benefits under the pension plan were distributed upon termination. See Note 10 of the Notes to Financial Statements.

         Incentive Bonus Plan. The Association intends to establish an incentive bonus plan which provides for annual cash bonuses to certain officers as a means of recognizing achievement on the part of such employees. The bonuses will be determined based on a combination of Peoples Federal's and the individual employee's performance during the year. No amounts were paid or accrued pursuant to the incentive plan during fiscal 1997.

         401(k) Plan. In connection with the termination of its defined benefit pension plan, the Association has recently adopted a qualified, tax-exempt pension plan with a "cash-or-deferred arrangement" qualifying under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). With certain exceptions, all employees who have attained age 21 and who have completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the earlier of the first day of the plan year or the next July 1 or January 1. Eligible employees are permitted to contribute up to 15% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $7,000. The Association matches 50% of the first 6% of each participant's salary reduction contribution to the 401(k) Plan.

         Participant contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 62 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitations, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

         The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries.

         No contributions have been made by the Association to the Plan.

         Employee Stock Ownership Plan. Peoples Federal and the Company have established an Employee Stock Ownership Plan ("ESOP") for the benefit of employees of the Company and its subsidiaries, including Peoples Federal. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may borrow in order to finance purchases of the Company's Common Stock.

         All employees of the Association are eligible to participate in the ESOP after they attain age 21 and complete one year of service, during which at least 1,000 hours were worked. During that year of service. Employees will be credited for years of service to the Association prior to the adoption of the ESOP for participation and vesting purposes. The Association's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account are vested on a graduated basis and become fully vested when such participant completes ten years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

         Each participating employee is entitled to instruct the trustee of the ESOP as to how to vote the shares allocated to his or her account. The trustee will not be affiliated with the Company or Peoples Federal.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. However, prior to August 1989, the Association waived loan origination fees on loans to directors and employees.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors are Crowe, Chizek and Company LLP, independent certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of independent auditors for the Company's fiscal year ending June 30, 1998. The Board of Directors has appointed Crowe, Chizek and Company LLP to be its auditors, subject to ratification by the Company's stockholders.

         Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 101 East Court Street, Sidney, Ohio 45365, no later than June 12, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.


                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           /s/Douglas Stewart
                                           ------------------
                                           DOUGLAS STEWART
                                           President and Chief Executive Officer


Sidney, Ohio
September 10, 1997

                                 REVOCABLE PROXY
                      PEOPLES-SIDNEY FINANCIAL CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                      FIRST ANNUAL MEETING OF STOCKHOLDERS
                         to be Held on October 10, 1997

   The undersigned hereby appoints the Board of Directors of Peoples-Sidney Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the First Annual Meeting of Stockholders (the "Meeting") to be held at the Sidney Holiday Inn located at State Route 47 and I-75, Sidney, Ohio, on October 10, 1997 at 11:00 a.m., and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below:

   HARRY N. FAULKNER    JOHN W. SARGEANT

   [   ] FOR          [   ] WITHHOLD            [   ] EXCEPT

INSTRUCTION: To withhold your vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.
- --------------------------------------------------------------------------------




2. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 1998.

   [   ] FOR          [   ] AGAINST         [   ] ABSTAIN


   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD NOMINEES AND THE RATIFICATION OF THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

   The  Board  of  Directors   recommends  a  vote  "FOR"  each  of  the  listed
propositions.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.